Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements listed below and in the related Prospectuses of our reports dated February 24, 2020, with respect to the consolidated financial statements and the financial statement schedule of Apartment Investment and Management Company, and the effectiveness of internal control over financial reporting of Apartment Investment and Management Company, included in this Annual Report (Form 10-K) of Apartment Investment and Management Company for the year ended December 31, 2019.

Form S-3ASR (No. 333-217456)	Form S-3 (No. 333-08997)	Form S-3 (No. 333-36531)
Form S-3 (No. 333-828)	Form S-3 (No. 333-4546)	Form S-8 (No. 333-4550)
Form S-3 (No. 333-20755)	Form S-8 (No. 333-14481)	Form S-8 (No. 333-36803)
Form S-3 (No. 333-36537)	Form S-4 (No. 333-49075)	Form S-3 (No. 333-47201)
Form S-8 (No. 333-4548)	Form S-4 (No. 333-60663)	Form S-8 (No. 333-70409)
Form S-8 (No. 333-41719)	Form S-3 (No. 333-75109)	Form S-4 (No. 333-60355)
Form S-8 (No. 333-57617)	Form S-3 (No. 333-77257)	Form S-3 (No. 333-77067)
Form S-3 (No. 333-69121)	Form S-3 (No. 333-92743)	Form S-3 (No. 333-31718)
Form S-8 (No. 333-75349)	Form S-4 (No. 333-51154)	Form S-3 (No. 333-52808)
Form S-3 (No. 333-81689)	Form S-3 (No. 333-71002)	Form S-3 (No. 333-73162)
Form S-3 (No. 333-50742)	Form S-3 (No. 333-101735)	Form S-4 (No. 333-39357)
Form S-3 (No. 333-64460)	Form S-4 (No. 333-90588)	Form S-3 (No. 333-130735)
Form S-3 (No. 333-85844)	Form S-8 (No. 333-142467)	Form S-4 (No. 333-136801)
Form S-3 (No. 333-86200)	Form S-4 (No. 333-169353)	Form S-3 (No. 333-150342)
Form S-4 (No. 333-90590)	Form S-4 (No. 333-169871)	Form S-4 (No. 333-169869)
Form S-8 (No. 333-142466)	Form S-4 (No. 333-175842)	Form S-4 (No. 333-169872)
Form S-4 (No. 333-169870)	Form S-4 (No. 333-175846)	Form S-4 (No. 333-175843)
Form S-4 (No. 333-169873)	Form S-4 (No. 333-175850)	Form S-4 (No. 333-175847)
Form S-4 (No. 333-175848)	Form S-4 (No. 333-66207)	Form S-4 (No. 333-186965)
Form S-4 (No. 333-175853)	Form S-8 (No. 333-207828)	Form S-8 (No. 333-225037)
Form S-8 (No. 333-207826)	Form S-3 (No. 333-17431)

/s/ ERNST & YOUNG LLP

Denver, Colorado

February 24, 2020